UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 16, 2003
                Date of Report (Date of Earliest Event Reported)

                           AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                         0-32637                  42-1039071
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)




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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

                  Exhibit No.                            Description
                  -----------                -----------------------------------
                      99.1                   News Release dated October 16, 2003


Item 9.  Regulation FD Disclosure

         On October 16, 2003, Ames National Corporation issued a News Release announcing financial results for the three and nine month periods ended September 30, 2003. A copy of the News Release is attached hereto as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

         On October 16, 2003, Ames National Corporation issued a News Release announcing financial results for the three and nine month periods ended September 30, 2003. A copy of the News Release is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMES NATIONAL CORPORATION

Date:  October 16, 2003                      By:   /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                   (Principal Executive Officer)



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



                                  EXHIBIT INDEX

Exhibit No.                                               Description
-----------                                  -----------------------------------
   99.1                                      News Release dated October 16, 2003




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